UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 5, 2007

                                DIVERSIFAX, INC.
                                ----------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

           000-20936                                      13-3637458
   ------------------------                    ---------------------------------
   (Commission File Number)                    (IRS Employer Identification No.)

                               Shennan Zhong Road,
                   P.O. Box 031-114, Shenzhen City, P.R. China
               (Address of Principal Executive Offices) (Zip Code)

                                  212-561 3604
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      On February 5, 2007, Diversifax, Inc. (the "Registrant", or "DSFX"), Upper Class Group Limited ("UCG"), Shouguang City Haoyuan Chemical Company Limited ("SCHC"), Shouguang Yuxin Chemical Industry Company Limited ("SYCI"), and the shareholders of Shouguang Yuxin Chemical Industry Company Limited (the "Shareholders"), entered into a Share Exchange Agreement (the "Share Exchange Agreement") pursuant to which SCHC will acquire 100% of SYCI in a stock and cash transaction valued at approximately USD18,900,000. Pursuant to the Share Exchange Agreement, in exchange of surrendering their shares in SYCI, the SYCI Shareholders will receive an aggregate of 16,188,118 newly issued shares of the Registrant's common stock, which are to be divided proportionally among the SYCI Shareholders in accordance with their respective ownership interests in SYCI immediately before the completion Share Exchange Transaction, and interest-free promissory notes in the aggregate principal amount of $2,550,000, divided proportionally among the SYCI Shareholders in accordance with their respective ownership interests in SYCI immediately before the completion Share Exchange Transaction, with a maturity date of August 5, 2007 (or six months from the closing of the Share Exchange Transaction). A copy of the Share Exchange Agreement is filed as Exhibit 10.1 to this Current Report.

      DSFX, UCG, SCHC, SYCI and the SYCI Shareholders have made customary representations, warranties and covenants in the Agreement. Consummation of the transactions set forth in the Agreement are subject to certain conditions, including, among others, (i) absence of any law or order prohibiting the consummation of the Share Exchange; (ii) the continued accuracy of each party's representations and warranties contained in the Agreement; and (iii) compliance with each party's covenants. The Agreement contains certain termination rights for both DSFX, on the one hand, and SYCI and the Shareholders, on the other hand.

      The transaction described in the Share Exchange Agreement is referred to in this Current Report as the "Share Exchange Transaction." A summary of the Share Exchange Transaction, as well as the material terms and conditions of the Share Exchange Agreement, are set forth below, but such summary is qualified in its entirety by the terms and condition of the Share Exchange Agreement, which are incorporated herein by this reference.

      1. The Parties to the Share Exchange Agreement

      SCHC is a wholly own subsidiary of UCG, and UCG is a wholly own subsidiary of DSFX. SYCI is a corporation formed under the laws of the China and is engaged in manufacturing and sales of chemical products. Shandong Haoyuan Industry Group Ltd. and Wenxiang Yu are the shareholders of SYCI (the "SYCI Shareholders"). In addition, Ming Yang is the Chairman and Chief Executive Office of Shandong Haoyuan Industry Group Ltd.

      2. The Share Exchange Transaction

      Pursuant to the Share Exchange Agreement, SCHC will acquire 100% of the issued and outstanding capital stock of SYCI. As a result of the Share Exchange Transaction, SYCI will become a wholly owned subsidiary of SCHC, which, in turn, will make the Registrant the indirect owner of SYCI.

      3. The Consideration

      Pursuant to the Share Exchange Agreement, in exchange of surrendering their shares in SYCI, the SYCI Shareholders will receive a combination of the aggregate of 16,188,118 shares of the Registrant's common stock and promissory notes in the aggregate principal amount of $2,550,000, bearing no interest, with a maturity date of August 5, 2007.

      4. The Share Exchange Agreement

      The Share Exchange Agreement contains customary terms and conditions for a transaction of this type, including representations, warranties and covenants, as well as provisions describing the consideration, the process of exchanging the consideration and the effect of the share exchange. The Share Exchange Agreement contains reciprocal indemnification provisions that provide for indemnification in the event of a breach of a representation or warranty. The indemnification provisions survive the closing of the Share Exchange Transaction for 18 months.

      5. Material Relationships

      Since December 2006, Ming Yang, a shareholder and Chairman of Shandong Haoyuan Industry Group Ltd. and chief executive officer of SYCI, has also served as the chairman of the board and the chief executive officer of the Registrant and has been a member of the board of directors of the Registrant (the "Board of Directors"). Mr. Yang has been a holder of the Registrant's common stock since December 2006. Immediately prior to the Share Exchange Transaction, Mr. Yang held approximately 18.6% of the Registrant's issued and outstanding common stock. Min Li, the chief financial officer of both Shandong Haoyuan Industry Group Ltd. and SYCI, has also served as the chief financial officer of the Registrant. Wenxiang Yu has been a holder of the Registrant's common stock since December 2006. Immediately prior to the Share Exchange Transaction, Mr. Yu held approximately 18.6% of the Registrant's issued and outstanding common stock.

      Apart from the aforementioned relationships, there were no material relationships between the Registrant or its affiliates and any of the parties to the Share Exchange Agreement, other than in respect of the Share Exchange Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

      On February 5, 2007, the Registrant entered into, and consummated, the Share Exchange Agreement, pursuant to which the Registrant acquired SYCI from the SYCI Shareholders. Further information about the Share Exchange Agreement and the Share Exchange Transaction is provided above under Item 1.01 of this Current Report.

      In exchange for transferring SYCI to the Registrant, the SYCI Shareholders received an aggregate of 16,188,118 newly issued shares of the Registrant's common stock and two non-interest bearing promissory notes in the aggregate principal amount of $2,550,000. Further information about the consideration is provided above under Item 1.01 of this Current Report.

      SYCI is engaged in manufacturing and sales of chemical products. SYCI is located in Shouguang City and organized under the laws of China. The physical location of SYCI is 2nd Living District, Qinghe Oil Factory, Shouguang City, Shandong Province, P. R. China. The company has certified with ISO9001-2000 and received the Quality Products and Services Guarantee Certificate from China Association for Quality, accredited by the Shandong as the Provincial Credit Enterprises and is a Class One supplier for both China Petroleum & Chemical Corporation (SINOPC) and PetroChina Company Limited. SYCI has been engaged in the product innovation and R&D projects with Shandong University, Shandong Institute of Light Industry, Southeast University and other higher education institutions. SYCI also has hired 3 college professors and 3 professional who hold PhD degree to lead their R& D department.

      SYCI concentrates its effort on the productions and sales of chemical products that is use in oil and gas field explorations, oil and gas distribution, oil field drilling, wastewater processing, papermaking chemical agents, and inorganic chemical. SYCI also spends high amount of R&D on commonly used chemical products as well as medicine intermediates. Currently, SYCI's annual productions of oil & gas field explorations and related chemical products are over 10,000 tons, and papermaking-related chemical products are over 7,000 tons. The sales of these products are mainly distributed to large domestic papermaking manufacturers and major oilfields such as Shengli Oilfield, Daqing Oilfield, Zhongyuan Oilfield, Huabei Oilfield, and Talimu Oilfields.

Item 2.03 Creation Of A Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement Of A Registrant

      Pursuant to the Share Exchange Agreement, on February 5, 2007, in exchange for the SYCI Shareholders surrendering their shares of SYCI, the Registrant issued to the SYCI Shareholder non-interest bearing promissory notes in the aggregate principal amount of $2,550,000, which is due and payable on August 5, 2007, and which contain customary terms and conditions. A copy of the form of the promissory note is filed as Exhibit 4.1 to this Current Report.

Item 3.02 Unregistered Sales of Equity Securities.

      On February 5, 2007, pursuant to the Share Exchange Agreement, in exchange for the SYCI Shareholders surrendering their shares of SYCI, the Registrant issued to the SYCI Shareholders an aggregate of 16,188,118 shares of the Registrant's common stock, which were divided proportionally among the SYCI Shareholders in accordance with their respective ownership interests in SYCI immediately before the completion Share ExchangeTransaction.

      1. Section 4(2) of the Securities Act

      The shares of the Registrant's common stock were issued to the SYCI Shareholders without registration under Section 5 of the Securities Act of 1933, as amended (the "Securities Act") in reliance on the exemption from registration contained in Section 4(2) of the Securities Act.

      The Registrant believes that all of the requirements to qualify to use the exemption from registration contained in Section 4(2) of the Securities Act have been satisfied in connection with the issuance of the shares to the SYCI Shareholders. Specifically, (1) the Registrant has determined that the SYCI Shareholders are knowledgeable and experienced in finance and business matters and thus they are able to evaluate the risks and merits of acquiring the Registrant's securities; (2) the SYCI Shareholders have advised the Registrant that they are able to bear the economic risk of purchasing the Registrant's common stock; (3) the Registrant has provided the SYCI Shareholders with access to the type of information normally provided in a prospectus; (4) pursuant to the Share Exchange Agreement, the SYCI Shareholders have agreed not to resell or distribute the securities to the public; and (5) the Registrant did not use any form of public solicitation or general advertising in connection with the issuance of the shares.

      2. Regulation S under the Securities Act

      In addition, the shares of the Registrant's common stock were issued to the SYCI Shareholders without registration under Section 5 of the Securities Act, in reliance on the exemption from registration contained in Regulation S under the Securities Act.

      The Registrant, which is located in the United States, believes that the issuance of its common stock to Shandong Haoyuan Industry Group Ltd. and Wenxiang Yu (the "Offshore SYCI Shareholders") constituted an offshore transaction. Each of the Offshore SYCI Shareholders is a resident of China. At the time the Registrant offered to issue its shares to the Offshore SYCI Shareholders, each of the Offshore SYCI Shareholders was located in China. Furthermore, at the time the Registrant issued its common stock to the Offshore SYCI Shareholders, the Registrant reasonably believed that each of the Offshore SYCI Shareholders was outside the United States. As a result, the Registrant believes that these facts enable it to also rely on Regulation S for an exemption from the registration requirements of Section 5 of the Securities Act with respect to the issuances to the Offshore SYCI Shareholders.

Item 9.01. Financial Statements and Exhibits.

      (a) Financial Statements of Business Acquired. The following financial statements are hereby included as part of this Current Report.

            Shouguang Yuxin Chemical Industry Company Limited Financial Statements as of December 31, 2005 and September 30, 2006

      (b) Pro Forma Financial Information. The following financial statements are hereby included as part of this Current Report.

            Pro Forma Combined Financial Statements

      (c) Exhibits

      4.1   Form of Promissory Note of Diversifax, Inc.

      10.1 Share Exchange Agreement, dated as of February 5, 2007, by and among Diversifax, Inc., a Delaware corporation ("DSFX"), Upper Class Group Limited, a British Virgin Island corporation and a wholly own subsidiary of DSFX ("UCG"), Shouguang City Haoyuan Chemical Company Limited, a wholly own subsidiary of UCG ("SCHC"), Shouguang Yuxin Chemical Industry Co, Ltd., a Shouguang corporation in China ("SYCI"), and the shareholders of SYCI.

      99.1  Shonguang Yuxin Chemical Industry Company Limited Financial
            Statements

      99.2  Pro Forma Combined Financial Statements

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2007                            DIVERSIFAX, INC.


                                                  By: /s/ Ming Yang
                                                      --------------------------
                                                  Name: Ming Yang
                                                  Title: Chief Executive Officer